UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 4, 2025

Regional Health Properties, Inc.

(Exact Name of Registrant as Specified in its Charter)

Georgia	001-33135	81-5166048
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1050 Crown Pointe Parkway

Suite 720

Atlanta, Georgia 30338

(Address of Principal Executive Offices, and Zip Code)

(678) 869-5116

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	RHEP(1)	N/A(1)
Series A Redeemable Preferred Shares, no par value	RHEPA(1)	N/A(1)

(1) On June 11, 2025, NYSE American LLC (“NYSE American”) filed a Form 25 with the U.S. Securities and Exchange Commission to delist Regional Health Properties, Inc.’s (“Regional”) common stock, no par value (the “Common Stock”), and Regional’s Series A Redeemable Preferred Shares, no par value (the “Series A Preferred Stock”), from NYSE American. The Common Stock and the Series A Preferred Stock trade on the OTCQB under the symbols “RHEP” and “RHEPA,” respectively.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 4, 2025, Regional Health Properties, Inc., a Georgia corporation (“Regional”), reconvened its special meeting (the “Special Meeting”) of the holders of its common stock (the “Common Stock”), which Special Meeting was originally convened on July 29, 2025 and adjourned to August 4, 2025. The Special Meeting was called to consider the proposals set forth in Regional’s joint proxy statement/prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 25, 2025 (as supplemented or amended, the “Joint Proxy Statement/Prospectus”) in connection with the proposed merger of SunLink Health Systems, Inc., a Georgia corporation (“SunLink”), with and into Regional (the “merger”), with Regional surviving the merger as the surviving corporation.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles of Amendment

On August 5, 2025, Regional filed Articles of Amendment (the “Articles of Amendment”) to its Amended and Restated Articles of Incorporation with the Secretary of State of the State of Georgia to establish its Series D 8% Cumulative Convertible Redeemable Participating Preferred Shares, no par value per share (the “Series D Preferred Stock”). Shares of Series D Preferred Stock will form part of the merger consideration to be issued in connection with the closing of the merger.

Descriptions of the Series D Preferred Stock were previously provided in Regional’s Current Report on Form 8-K filed with the SEC on April 18, 2025 and included in the Joint Proxy Statement/Prospectus and are incorporated herein by reference.

The foregoing description of the Articles of Amendment does not purport to be complete and is qualified in its entirety by reference to the Articles of Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The description of the Special Meeting set forth in the Explanatory Note in this Current Report on Form 8-K is incorporated into this Item 5.07 by reference.

Below is a summary of the proposals that were submitted to the holders of Common Stock for approval at the Special Meeting and a tabulation of the votes with respect to each proposal.

Regional Merger Proposal

The holders of Common Stock approved the proposal to approve the Amended and Restated Agreement and Plan of Merger, dated as of April 14, 2025, as amended, by and between Regional and SunLink and the transactions contemplated thereby, including the merger (the “Regional Merger Proposal”). The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
1,148,009	278,436	12,802	—

Regional Share Issuance Proposal

The holders of Common Stock approved the proposal to approve the issuance of shares of Common Stock and Series D Preferred Stock in connection with the merger (the “Regional Share Issuance Proposal” and, together with the Regional Merger Proposal, the “Required Proposals”). The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
1,131,568	294,793	12,886	—

2

Regional Adjournment Proposal

The holders of Common Stock approved the adjournment of the Special Meeting for the purpose of soliciting additional proxies if there were insufficient votes to approve the Required Proposals. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
1,126,592	298,327	14,328	—

However, because the Regional Merger Proposal and the Regional Share Issuance Proposal were approved, further adjournment of the Special Meeting was not necessary to continue to solicit additional proxies and, accordingly, the Special Meeting was not further adjourned.

Item 8.01	Other Events.

On August 4, 2025, Regional and SunLink issued a joint press release announcing that, at special meetings of their respective shareholders held on August 4, 2025, Regional shareholders and SunLink shareholders approved the proposals presented at their respective special meetings of shareholders, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The closing of the merger remains subject to customary closing conditions.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

3.1	Articles of Amendment to Amended and Restated Articles of Incorporation of Regional Health Properties, Inc., effective August 5, 2025.

99.1	Joint Press Release, dated August 4, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* * *

NO OFFER OR SOLICITATION

Communications in this Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

ADDITIONAL INFORMATION

INVESTORS ARE URGED TO READ THE TENDER OFFER STATEMENT ON SCHEDULE TO FILED WITH THE SEC ON JULY 18, 2025 REGARDING A PROPOSED TENDER OFFER, AS WELL AS THE SCHEDULE 14D-9 FILED BY REGIONAL ON AUGUST 1, 2025 AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS TO THOSE DOCUMENTS, AS THEY WILL CONTAIN IMPORTANT INFORMATION.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to the expected timing and benefits of the proposed merger between Regional and SunLink, including statements of Regional’s goals, intentions and expectations; statements regarding Regional’s business plan and growth strategies; and statements regarding the tender offer.

3

These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things:

●	the risk that the businesses of Regional and SunLink will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected;

●	expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected timeframe;

●	revenues following the merger may be lower than expected;

●	customer, vendor and employee relationships and business operations may be disrupted by the merger;

●	the ability to obtain required regulatory approvals and the ability to complete the merger on the expected timeframe;

●	the costs and effects of litigation and the possible unexpected or adverse outcomes of such litigation;

●	the ability of Regional and SunLink to meet the initial or continued listing requirements or rules of the NYSE American LLC or the OTCQB, as applicable, and to maintain the listing or trading, as applicable, of securities thereon;

●	possible changes in economic and business conditions;

●	the impacts of epidemics, pandemics or other infectious disease outbreaks;

●	the existence or exacerbation of general geopolitical instability and uncertainty;

●	possible changes in monetary and fiscal policies, and laws and regulations;

●	competitive factors in the healthcare industry;

●	Regional’s dependence on the operating success of its operators;

●	the amount of, and Regional’s ability to service, its indebtedness;

●	covenants in Regional’s debt agreements that may restrict its ability to make investments, incur additional indebtedness and refinance indebtedness on favorable terms;

●	the effect of increasing healthcare regulation and enforcement on Regional’s operators and the dependence of Regional’s operators on reimbursement from governmental and other third-party payors;

●	the relatively illiquid nature of real estate investments;

●	the impact of litigation and rising insurance costs on the business of Regional’s operators;

●	the effect of Regional’s operators declaring bankruptcy, becoming insolvent or failing to pay rent as due;

●	the ability of any of Regional’s operators in bankruptcy to reject unexpired lease obligations and to impede its ability to collect unpaid rent or interest during the pendency of a bankruptcy proceeding and retain security deposits for the debtor’s obligations;

●	Regional’s ability to find replacement operators and the impact of unforeseen costs in acquiring new properties; and

●	other risks and factors identified in (i) Regional’s cautionary language included under the headings “Statement Regarding Forward-Looking Statements” and “Risk Factors” in the Regional Annual Report, and other documents subsequently filed by Regional with the SEC and (ii) SunLink’s cautionary language included under the headings “Forward-Looking Statements” and “Risk Factors” in SunLink’s Annual Report on Form 10-K for the year ended June 30, 2024, and other documents subsequently filed by SunLink with the SEC.

Neither Regional nor SunLink undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this Current Report on Form 8-K. In addition, Regional’s and SunLink’s past results of operations do not necessarily indicate either of their anticipated future results, whether the merger is effectuated or not.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONAL HEALTH PROPERTIES, INC.

Dated: August 5, 2025	/s/ Brent Morrison
Brent Morrison
Chief Executive Officer and President

5